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                       SUPPLEMENT DATED SEPTEMBER 7, 1999
              TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1990

                PORTFOLIO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY
                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY

THE FOLLOWING SUPPLEMENTS INFORMATION IN THE PROSPECTUS UNDER "OUR SEPARATE ACCOUNT AND ITS INVESTMENT DIVISIONS."

The investment divisions of your Portfolio Life variable annuity contract currently invest in Class 1A shares of the corresponding Portfolios of The Hudson River Trust.

The Securities and Exchange Commission has published a notice of the filing of our application for an order approving the Substitution of new Portfolios of EQ Advisors Trust for Portfolios of the Hudson River Trust. The new Portfolios will be available under your contract or policy and will replace each of The Hudson River Trust Portfolios you currently have. We expect the order to be issued in September 1999. The proposed Substitution is discussed in the Notice to Owners dated May 1, 1999 that was previously sent to you.

We plan to effect the Substitution on or about October 1, 1999. At that time, the assets of each of the Portfolios of The Hudson River Trust will be transferred to the corresponding new Portfolios of EQ Advisors Trust. The Class 1A shares of the Hudson River Trust will become Class 1A shares of EQ Advisors Trust. At the time the Substitution is effected, the value of your investment divisions under your contract or policy will be the same as immediately before the Substitution.

We will send you written confirmation that the transaction has been completed. After that, the investment results in any affected investment division will be based on the investment performance of the corresponding EQ Advisors Trust Portfolio. The Hudson River Trust Portfolios will no longer be available.

The management fees for the new Portfolios will be the same as those for the corresponding Portfolios of The Hudson River Trust. It is expected that the other Portfolio expenses may increase marginally by 0.01%. Enclosed is a copy of the EQ Advisors Trust prospectus dated August 30, 1999 that provides additional information about the new Portfolios.

Of course, you may make transfers among the investment divisions, as usual. From now through 30 days after the Substitution, we will waive any applicable charges.

If you have any questions regarding the Substitution, please communicate with us directly or contact your agent.




THIS SUPPLEMENT MODIFIES THE PROSPECTUS AND SHOULD BE READ AND RETAINED.